UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007

CHAPEAU, INC.
(Exact name of registrant as specified in its charter)

Utah	033-01289-D	87-0431831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1190 Suncast Lane, Suite 2, El Dorado Hills, California (Address of Principal Executive Offices)	95762 (Zip Code)

Registrant’s telephone number, including area code: (916) 939-8700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

As of March 29, 2007, Chapeau, Inc. (the “Registrant”), Calim Bridge Partners I, LLC, Calim Bridge Partners II, LLC, Calim Venture Partners II, LLC and MFPI Partners, LLC (collectively referred to hereinafter as, the “Calim Entities”) executed a Conversion Acknowledgement Letter, in connection with the surrender by the Calim Entities to the Registrant of convertible bonds and notes in the aggregate principal amount of $5,321,000 for conversion into shares of the Registrant’s common stock, par value $0.001 per share (“Common Stock”), and warrants to acquire shares of Common Stock (“Warrants” and together with the Common Stock, collectively referred to hereinafter as, the “Securities”). This conversion by the Calim Entities constitutes the complete conversion of all of the Registrant’s outstanding convertible debt into the Registrant’s securities as previously announced in December 2006.

In exchange for the convertible bonds and notes, the Registrant issued to the Calim Entities 20,473,331 shares of Common Stock, and Warrants to acquire an additional 20,473,331 shares, of which 5,473,332 warrants have an exercise price of $0.25 per share and 14,999,999 warrants have an exercise price of $0.50 per share. In addition, the Registrant will pay in cash to the Calim Entities, as soon as practicable and with no penalties, but in no even later than March 31, 2009, interest on the bonds and notes from the Registrant’s positive cash flow from profitable operations, as more specifically set forth in the Conversion Acknowledgement Letter, a copy of which is attached hereto as Exhibit 10.1.

The Warrants, which are exercisable as of April 7, 2007, expire on March 9, 2009 and are subject to certain other terms and conditions set forth in the Form of Warrant attached to the Conversion Acknowledgement Letter.

The Securities were issued in exchange for outstanding securities of the Registrant and in compliance with the exemptions accorded under the Securities Act for a private placement of securities. The Registrant has taken reasonable and customary steps to assure that each of the Calim Entities is an “accredited investor” as that term is defined in Rule 501 of Regulation D. The Registrant did not offer or sell any of the Securities by any form of general solicitation or general advertising, and the Registrant used reasonable care to assure that the Calim Entities are not underwriters within the meaning of Section 2(11) of the Act by, among other things, affixing a legend on the certificates representing the Securities stating that the Securities have not been registered under the Act and referring to the restrictions on transferability and sale of such Securities.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit 10.1 Conversion Acknowledgment Letter, dated March 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPEAU, INC.

Date: April 13, 2007	By:	/s/ Guy A. Archbold
	Name:	Guy A. Archbold
	Title:	Chief Executive Officer